                                                                    Exhibit 10.2

                     OBJECTIVE SYSTEMS INTEGRATORS, INC.

                            1994 STOCK OPTION PLAN
                      (AS AMENDED THROUGH JULY  18, 1997)


     1.        Purposes of the Plan.  The purposes of this Stock Option Plan are
               --------------------
  to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

     2.        Definitions.  As used herein, the  following definitions shall
               -----------
  apply:

               (a) "Administrator" means the Board or any of its Committees
                    -------------
  appointed pursuant to Section 4 of the Plan.

               (b) "Board" means the Board of Directors of the Company.
                    -----

               (c) "Code" means the Internal Revenue Code  of 1986, as amended.
                    ----

               (d) "Committee" means a Committee appointed by the Board of
                    ---------
  Directors in accordance with Section 4 of the Plan.

               (e) "Common Stock" means the Common Stock of the Company.
                    ------------

               (f) "Company" means Objective Systems Integrators, Inc., a
                    -------
  California corporation.

          (g)  "Consultant" means any person who is engaged by the Company
                ----------
  or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services, and any director of the Company whether compensated for such services or not. If and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

          (h)  "Continuous Status as an Employee or Consultant" means that the
                ----------------------------------------------
employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

          (i)  "Employee" means any person, including Officers and directors,
                --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (j)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (k)  "Fair Market Value" means, as of any date, the value of Common
                -----------------
Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, or;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (l)  "Incentive Stock Option" means an Option intended to qualify as
                ----------------------
an incentive stock option within the meaning of Section 422 of the Code.

          (m)  "Nonstatutory Stock Option" means an Option not intended to
                -------------------------
qualify as an Incentive Stock Option.

          (n)  "Officer" means a person who is an officer of the Company within
                -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (o)  "Option" means a stock option granted pursuant to the Plan.
                ------

          (p)  "Optioned Stock" means the Common Stock subject to an Option.
                --------------

          (q)  "Optionee" means an Employee or Consultant who receives an
                --------
Option.

          (r)  "Parent" means a "parent corporation", whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (s)  "Plan" means this 1994 Stock Option Plan.
                ----

          (t)  "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 11 below.

          (u)  "Subsidiary" means a "subsidiary corporation", whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 11 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 7,434,830 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided,
                                                               --------
however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

     4.   Administration of the Plan.
          --------------------------

          (a)  Initial Plan Procedure.  Prior to the date, if any, upon which
               ----------------------
the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a committee appointed by the Board.

          (b)  Plan Procedure after the Date, if any, upon Which the Company
               -------------------------------------------------------------
becomes Subject to the Exchange Act.
-----------------------------------

               (i)    Administration with Respect to Directors and Officers.
                      -----------------------------------------------------
With respect to grants of Options to Employees who are also Officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

               (ii)   Multiple Administrative Bodies. If permitted by Rule 16b-
                      ------------------------------
3, the Plan may be administered by different bodies with respect to directors, non-director Officers and Employees who are neither directors nor Officers.

               (iii)  Administration With Respect to Consultants and Other
                      ----------------------------------------------------
Employees.  With respect to grants of Options to Employees or Consultants who
---------
are neither directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws, of the Code, and of any applicable stock exchange (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

          (c)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

               (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)    to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions of any award granted hereunder;

               (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

               (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted; and

               (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

          (d)  Effect of Administrator's Decision.  All decisions,
               ----------------------------------
determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.   Eligibility.
          -----------

          (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market
Value:

               (i) of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which

               (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

          (d) Upon the Company or a successor corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act or upon the Plan being assumed by a corporation having a class of common equity securities required to be registered under Section 12 of the Exchange Act, the following limitations shall apply to grants of Options to
Employees:

               (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 1,375,000 Shares.

               (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11.

               (iii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option will be counted against the limit set forth in Section 5. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     6.   Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company, as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

     7.   Term of Option.  The term of each Option shall be the term stated in
          --------------
the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i)    In the case of an Incentive Stock Option

                      (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                      (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii)   In the case of a Nonstatutory Stock Option

                      (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                      (B) granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Shareholder. Any Option
               -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan, but in no case at a rate of less than 20% per year over five (5) years from the date the Option is granted.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Employment or Consulting Relationship.  In the
               ----------------------------------------------------
event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company (but not in the event of an Optionee's change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status) or from Consultant to Employee), such Optionee may, but only within such period of time as is determined by the Administrator, of at least thirty (30) days, with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c)  Disability of Optionee.  In the event of termination of an
               ----------------------
Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)  Death of Optionee.  In the event of the death of an Optionee, the
               -----------------
Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e)  Rule 16b-3.  Options granted to persons subject to Section 16(b)
               ----------
of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (f)  Buyout Provisions.  The Administrator may at any time offer to
               -----------------
buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  Non-Transferability of Options.  Options may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Adjustments Upon Changes in Capitalization or Merger.
          ----------------------------------------------------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

          (c)  Merger.  In the event of a merger of the Company with or into
               ------
another corporation, the Option may be assumed or an equivalent option may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, the Option is not assumed or substituted, the Option shall terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option for each Share of Optioned Stock subject to the Option to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

     12.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination.  The Board may at any time amend,
               -------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  Effect of Amendment or Termination.  Any such amendment or
               ----------------------------------
termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16.  Agreements.  Options shall be evidenced by written agreements in such
          ----------
form as the Board shall approve from time to time.

     17.  Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

     18.  Information to Optionees and Purchasers.  The Company shall provide to
          ---------------------------------------
each Optionee, not less frequently than annually, copies of annual financial statements. The Company shall also provide such statements to each individual who acquires Shares pursuant to the Plan while such individual owns such Shares. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

                            STOCK OPTION AGREEMENT
                            ----------------------


1.   DEFINITIONS. Unless expressly stated otherwise in this Stock Option
     -----------
     Agreement ("Agreement"), the terms in this Agreement will have the same meanings as in the Objective Systems Integrators 1994 Stock Option Plan ("Plan").

2.   GRANT OF OPTION. OSI grants to the Optionee ("you" or "Optionee") named in
     ---------------
     the Notice of Stock Option Grant attached as the first page of the Agreement ("Notice"), an option ("Option") to purchase the total number of shares of Common Stock ("Shares") set forth in the Notice, at the exercise price per share set forth in the Notice ("Exercise Price") subject to the terms, definitions and provisions of the Plan, which is incorporated into this Agreement by reference.

     If described in the Notice as an Incentive Stock Option ("ISO"), the Option is intended to qualify an Incentive Stock Option as defined in Section 422 of the Code. However, Incentive Stock Options, to the extent they exceed the $100,000 rule of Code Section 422(d), will be treated as Nonstatutory Stock Options ("NSOs").

3.   VESTING SCHEDULE. The Option may be exercised, in whole or in part, as
     ----------------
     follows:

     (A) 25% of the Shares subject to the Option will vest on the Vest Date in the Notice; and

     (B) 1/48 of the Shares subject to the Option will vest each month thereafter.

4.   EXERCISE.  The Option can be exercised with respect to vested Shares, as
     --------
     follows:

     (A)  RIGHT TO EXERCISE.
          -----------------

          (1)  The Option may not be exercised for a fraction of a Share.

          (2) The Option may be exercised only before it expires and only in accordance with the Plan and this Agreement. The limitations in
               Section 7 of the Plan regarding Options designated as ISOs and Options granted to more than 10% shareholders will apply.

          (3) Subject to the limitation in subsection 4(a)(1), if you die, become disabled or your employment or consulting relationship with OSI ends, your ability to exercise the Option is governed by Sections 8, 9 and 10.

          (4) Vesting of Options is earned by continued employment or by a continued consulting relationship with OSI. The grant of an Option is not an express or implied promise of continued employment or a continued consulting relationship for the vesting period or for any other period.

     (B)  METHOD OF EXERCISE. This Option can only be exercised by written
          ------------------
          notice to OSI. The notice must (1) state that the Option is being exercised, (2) recite the number of Shares being acquired, (3) contain such other representations and agreements concerning the Shares as OSI may require, (4) be signed by you, (5) be delivered in person or by certified mail to the Secretary of OSI, and (6) be accompanied by payment of the Exercise Price. Options will only be deemed to have been exercised when OSI receives this notice accompanied by the Exercise Price.

5.   METHOD OF PAYMENT.  Payment of the exercise price will be by cash, check,
     -----------------
     surrender of previously owned Common Stock which, on the date of surrender, has been owned by you for more than six months (or was not acquired directly from OSI) and has a fair market value equal to the aggregate exercise price of the Shares being exercised, by delivery of a properly executed exercise notice together with an irrevocable instruction to a broker to promptly deliver the exercise price to OSI, or by a combination of any of the above.

6.   RESTRICTIONS ON EXERCISE.  The Option may not be exercised if the exercise
     ------------------------
     itself, the issuance of the Shares or the type of consideration being paid for the Shares, violates any applicable law, rule or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") or any requirement of a stock exchange on which the Shares are listed. Assuming no such violation exists, the Shares will be considered issued on the date the Option is exercised.

7.   CHANGE IN STATUS.  If your status changes from being an Employee to being a
     ----------------
     Consultant or vice versa (expressed in the Plan as maintaining Continuous Status as an Employee or Consultant), this Agreement will remain in effect.

8.   TERMINATION OF RELATIONSHIP. If you cease being an Employee or Consultant
     ---------------------------
     of OSI (expressed in the Plan as a termination of Continuous Status as an Employee or Consultant), you may exercise the Option at any time within 30 days after termination to the same extent that you could exercise it on the date of your termination. To the extent that you were not entitled to exercise the Option on your termination date, or if you do not exercise the Option within the thirty-day period, the Option will expire.

9.   DISABILITY.  Notwithstanding Section 8, if you cease being an employee or
     ----------
     consultant of OSI as a result of your disability, you may exercise the Option at any time within 12 months after termination to the same extent you were entitled to exercise it on the date of termination,. To the extent you were not entitled to exercise the Option on your termination date, or if you do not exercise the Option within the twelve-month period, the Option will expire. Moreover, if your disability is not a "disability" as defined in Section 22(e)(3) of the Code, ISOs will be treated for tax purposes as a NSOs effective three months and one day after termination.

10.  DEATH.  Notwithstanding Section 8, if you die while an employee or
     -----
     consultant of OSI, your estate (or the person who acquired the right to exercise the Option by bequest or inheritance) may exercise the Option at any time within 12 months after your death to the same extent that you were entitled to exercise it on the date of your death,. To the extent you were not entitled to exercise the Option on the date of your death, or the Option is not exercised within the twelve-month period, the Option will expire.

11.  NON-TRANSFERABILITY. Options may not be transferred in any manner otherwise
     -------------------
     than by will or by the laws of descent and distribution. During your lifetime, the Option may be exercised only by you. The terms of an Option will be binding upon your executors, administrators, heirs, successors and assigns.

12.  TAX CONSEQUENCES.  Below is a brief summary of some of the current U.S.
     ----------------
     Federal tax consequences of exercising an Option and disposing of the resulting Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE AND THE TAX LAWS AND REGULATIONS CAN CHANGE. YOU SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

     (A)  EXERCISE OF ISO.  If this Option qualifies as an ISO, there will be no
          ---------------
          regular U.S. Federal income tax liability on exercise. The excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax and may subject you to alternative minimum tax in the year of exercise. However, you may be required at some point to satisfy tax withholding obligations for a disqualifying disposition of an ISO. This tax withholding obligation must be satisfied either by paying the required amounts or having them withheld by OSI from your compensation.

     (B)  EXERCISE OF ISO FOLLOWING DISABILITY.  If your Continuous Status as an
          ------------------------------------
          Employee or Consultant ends as a result of a disability that is not total and permanent as defined in Section 22(e)(3) of the Code then, to the extent permitted on the date of termination, you must exercise the ISO within 90 days of termination for it to be qualified as an ISO.

     (C)  EXERCISE OF NSO. There may be a regular U.S. Federal income tax
          ---------------
          liability on the exercise of an NSO. You will be treated as having received income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price ("Gain").

          However, the timing for recognizing this Gain may be deferred for up to six months if you are subject to Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act"). If you are an Employee or a former Employee, OSI must collect from you or withhold from your compensation, and pay to the applicable tax authorities, a percentage of the Gain at the time of exercise. OSI may refuse to honor the exercise or refuse to deliver Shares if these withholding amounts are not delivered at the time of exercise.

     (D)  DISPOSITION OF SHARES. In the case of an NSO, if Shares are held for
          ---------------------
          at least one year any gain realized on their disposition will be treated as long-term capital gain for U.S. Federal income tax purposes. In the case of an ISO, if the Shares are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on their disposition will be treated as long-term capital gain. If Shares purchased under an ISO are disposed of within the one-year period or within two years after the Date of Grant, gain realized on the disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares.

     (E)  NOTICE OF DISQUALIFYING DISPOSITION. If the Option is an ISO, and if
          -----------------------------------
          you sell or otherwise dispose of any of the Shares acquired under the ISO on or before the later of (1) two years after the Date of Grant, or (2) one year after the date of exercise, you agree to immediately give OSI written notice of the disposition. You may be subject to income tax withholding by OSI on the compensation income that you recognize.

13.  ENTIRE AGREEMENT; GOVERNING LAW. The Plan and this Agreement constitute the
     -------------------------------
     entire agreement of the parties with respect to their subject matter and supersede all prior undertakings and agreements of Optionee and OSI with respect to that subject matter. This Agreement may not be modified adversely to your interest except by means of a writing signed by you and OSI. This Agreement is governed by California law except for that body of law pertaining to conflict of laws.


VESTING OF SHARES IS EARNED ONLY BY CONTINUED EMPLOYMENT AT THE WILL OF OSI (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES UNDER IT). NEITHER THE OPTION NOR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT FOR THE VESTING PERIOD OR FOR ANY OTHER PERIOD.

Optionee acknowledges receipt of a copy of the Plan, the Prospectus relating to the Plan and the OSI Insider Trading Policy ("Policy"). You represent that you are familiar with the terms of the Plan and accept the Option subject to those terms. You further represent that you are familiar with the Policy and agree to abide by the Policy in dealing with OSI securities.

Optionee has reviewed the Plan, the Option and the Policy, has had an opportunity to obtain legal advice before executing this Agreement, fully understands the provisions of the Option and specifically acknowledges that the vesting of shares is earned only by continuing employment or consulting at the will of OSI (and not through the act of being hired, being granted the Option or acquiring shares under the Option). You accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions arising under the Plan.


OBJECTIVE SYSTEMS INTEGRATORS, INC.


By: ______________________________    __________________________________
                                      OPTIONEE

Date: ____________________________        Date: ________________________